UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 19, 2019
RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value	RL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

 Departure of an Executive Officer

On July 19, 2019, Ralph Lauren Corporation (the “Company”) announced that Valérie Hermann (“Hermann”), the Company’s Brand Group President, will depart from the Company, effective as of September 30, 2019.

Employment Separation Agreement and Release
In connection with Hermann’s separation of employment, the Company and Hermann entered into an employment separation agreement and release (the “Hermann Agreement”).  Pursuant to the Hermann Agreement, Hermann will receive $2,887,500 paid partially in the form of salary continuation over a one-year period and partially in the form of two lump sums, one to be paid in October 2019 and one to be paid on or about the last day that Hermann will receive salary continuation severance payments.  Hermann will also have her expenses related to her and her family’s move to Paris, France paid for by the Company, up to a maximum of $300,000, so long as that move is completed by January 19, 2020.  Hermann will also receive her bonus under the Company’s Executive Officer Annual Incentive Plan (“EOAIP”) for the Company’s 2020 fiscal year, prorated based on her time employed during that fiscal year, on the date that bonuses under the EOAIP are paid to the Company’s eligible executives.  She will also vest in all performance-based equity awards granted to her based on the Company's actual performance, including the annual performance based equity award that will be granted to her in August 2019, on the dates those awards were scheduled to vest without regard to her continued employment, and she shall have three months to exercise any vested stock options, unless those options expire sooner, in which case they will expire on their originally scheduled expiration date.
The Hermann Agreement requires that Hermann provide the Company with transition services, and that she comply with confidentiality, non-competition, non-disparagement and non-solicitation restrictive covenants. She has also agreed to a release of any claims against the Company.
The foregoing is qualified in its entirety by the Hermann Agreement which is attached hereto as Exhibit 10.1.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Employment Separation Agreement and Release, between Ralph Lauren Corporation and Valérie Hermann

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RALPH LAUREN CORPORATION

Date: July 19, 2019	By:	/s/ Jane Hamilton Nielsen
		Name:	Jane Hamilton Nielsen
		Title:	Chief Operating Officer and Chief Financial Officer